                                                                   EXHIBIT 10.56


         THIS INDENTURE OF LEASE, made on the 10th day of May, 1990, by Parkway Bank and Trust Company, as Trustee under the provisions of a Trust Agreement dated the 16th day of July, 1988 and known as Trust Number 8934, herein called "Lessor", and All Security Products & Services, Inc., herein called "Tenant".

                                   WITNESSETH:


                                    ARTICLE I
                                 GRANT AND TERM

SECTION 1.01. Leased Premises

         In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be observed and performed, the Lessor demises and leases to the Tenant, and Tenant rents from Lessor those certain premises now or hereafter to be erected in the O'HARE CORPORATE RUN CENTER (herein called "the Center") or such other name as Lessor may designate, 2114-2130 South Wolf Road, in Des Plaines, Cook County, Illinois. The boundaries and location of the leased premises, which consist of 4,700 square feet, are outlined in red on the partial site plan of the Center, which is marked as Exhibit "A" attached hereto and made a part hereof, and commonly known as 2114, 2116 and 2118 South Wolf Road, Des Plaines, Illinois 60018. Lessor reserves the right, at any time, during the term of this Lease to re-assign a common street address for the leased premises.

SECTION 1.02. Use of Additional Areas

         The use and occupancy by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, service roads, loading facilities, sidewalks and customer car parking areas, and other facilities as may be designated from time to time by the Lessor. subject however to the terms and conditions of this Agreement and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Lessor. Nothing in this Lease shall be construed as limiting the Lessor's future development and building upon the common elements; provided, however, that the parking lot shall not be diminished by more than ten percent (10%).

SECTION 1.03. Commencement and Ending Date of Term

         The term of this Lease and Tenant's obligation to pay rent hereunder shall commence on July 1, 1990. The term of this Lease shall end on the last day of the tenth (10th) consecutive full lease year, as said term "Lease Year" is hereinafter defined, that is on June 30, 2,000. At Lessor's request, Tenant agrees to execute a short form memorandum certifying the commencement and expiration dates of this Lease.

SECTION 1.04. Lease Year Defined

         The term "Lease Year" as used herein shall mean a period of twelve (12) consecutive full calendar months. The first Lease Year shall begin on the date of commencement of the term hereof if the date of commencement of the term hereof shall occur on the first day of a calendar month; if not, then the first Lease Year shall commence upon the first day of the calendar month next following the date of commencement of the term hereof. Each succeeding Lease Year shall commence upon the anniversary date of the first Lease Year.

SECTION 1 05. Failure of Tenant to Open

         In the event that the Tenant fails to take possession and to open the leased premises for business fully fixtured, stocked and staffed by the commencement of this Lease, then the Lessor shall have in addition to any and all remedies herein provided, the right, at its option. to collect not only the minimum rent herein provided, but all additional rents as herein provided and would have been paid by Tenant as of the commencement date of this Lease.

SECTION 1.06. Excuse of Lessor's Performance

         Anything in this Agreement to the contrary notwithstanding, providing such cause in not due to the willful act or neglect of the Lessor or its beneficiaries, the Lessor shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease, if same shall be due to any strike, inability to obtain materials, material shortage, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, or any other causes beyond the control of the Lessor.

                                   ARTICLE II
                                      RENT

SECTION 2.01. Minimum Rent

         Tenant agrees to pay to Lessor at the office of Lessor or at such other place designated by Lessor, without any prior demand therefor and without any deduction or set-off whatsoever, and as fixed minimum rent the sum of Five Hundred Ninety One Thousand One Hundred Sixty and No/100 Dollars ($591,160.00) payable as follows:

              (a) The sum of $3,917.00 in advance upon the first day of each calendar month of the first Lease Year;

              (b) The sum of $4,113.00 in advance upon the first day of each calendar month of the second Lease Year;

              (c) The sum of $4,318.00 in advance upon the first day of each calendar month of the third Lease Year;

              (d) The sum of $4,534.00 in advance upon the first day of each calendar month of the fourth Lease Year;

              (e) The sum of $4,761.00 in advance upon the first day of each calendar month of the fifth Lease Year;

                                      (2)
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              (f) The sum of $4,999.00 in advance upon the first day of each calendar month of the sixth Lease Year;

              (g) The sum of $5,249.00 in advance upon the first day of each calendar month of the seventh Lease Year;

              (h) The sum of $5.511.00 in advance upon the first day of each calendar month of the eighth Lease Year;

              (i) The sum of $5,787.00 in advance upon the first day of each calendar month of the ninth Lease Year; and

              (j) The sum of $6,076.00 in advance upon the first day of each calendar month of the tenth and final Lease Year.

         If the term shall commence upon a day other than the first day of a calendar month, then Tenant shall pay, upon the commencement date of the term, a prorata portion of the fixed monthly rent described in the foregoing clause (a) prorated on a per diem basis with respect to the fractional calendar month preceding the commencement of the first Lease Year hereof.

SECTION 2.02. Real Estate Taxes

         (a) In each Lease Year, Tenant will pay to Lessor, in addition to the fixed minimum rent specified in Section 2.01, as further additional rent, a proportion of all real estate taxes, as hereinafter defined, relating to the Center.

         (b) Real Estate Taxes shall mean the aggregate of all general real estate taxes, sewer taxes or similar service taxes, if any, and all installments of any special assessments relating to the Center, or any portion thereof payable during the Lease Year. Should the State of Illinois or any subdivision thereof or any other governmental authority having jurisdiction thereover, levy, assess or impose a tax, license fee, franchise fee or any other tax or charge by way of substitution or replacement of general real estate taxes or any portion of the same, then in such event any such tax or charge to the extent it so replaces or is a substitute for such real estate taxes shall be included within the definition of "Taxes", which shall also include any sums paid or reasonably incurred by or on behalf of the Lessor in contesting or seeking a reduction of any such Taxes or any valuation or rate, including attorney's fees and consulting.

         (c) For the purposes of computing Taxes, Tenant's pro-rata share shall be based upon the ratio of the square feet of the leased premises (4,700 sq. ft.) to the total square feet of all the leaseable building space in the Center (16,000 sq. ft.). Based on the above computation, Tenant shall be responsible each Lease Year for Tenant's pro-rata share of all Taxes.

         (d) On the first day of each month during each Lease Year during the term of this Lease, Tenant shall pay to Lessor in advance, as additional rent, Lessor's estimate (determined as hereinabove described) of an amount



                                      (3)
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equal to 1/12th of Tenant's pro-rata share of Taxes which are payable during any
Lease Year and shall base its estimate on the most recently ascertainable tax bills, making such adjustments thereto reflect any anticipated increases, as Lessor may in its reasonable discretion determine. Any fractional month shall be prorated. Following the issuance by the taxing authorities of first tax bills payable during any Lease Year, Lessor shall furnish Tenant with a copy of said tax bill together with a written statement showing Tenant's pro-rata share of such Taxes and the payments made by Tenant with respect to Lessor's estimate of Tenant's pro-rata share of the said Taxes during said Lease Year. If Tenant's pro-rata share of said Taxes exceeds Tenant's payments made pursuant to Lessor's estimate, Tenant shall pay Lessor the deficiency within ten (10) days after being invoiced by Lessor; if said payments exceed Tenant's pro-rata share of the Taxes, Lessor shall credit such excess against the next due payments from Tenant for Taxes. In the event the commencement date of the term of this Lease during the first Lease Year and the last Lease Year do not correspond with a tax year, the number of months within said Lease Years shall be prorated by the number of lease months to the tax year. As to any tax year, a portion only of which is contained in the term of this Lease, Tenant's obligation for such pro-rata share of the actual Taxes shall remain in effect notwithstanding the expiration of this Lease. Tenant's obligations under this Section shall survive the expiration of the term of this Lease. Tenant's above initial estimate is $588.00 per month.

SECTION 2.03. Additional Rent

         The Tenant shall pay as additional rent any money required to be paid pursuant to Sections 2.02, 2.04, 8.01, 10.02, 11.02, 11.04 and 12.01 and all
other sums of money or charges required to be paid by Tenant under this Lease, whether or not the same be designated "additional rent". If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectible as additional rent with the next installment of rent thereafter failing due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of the Lessor.

SECTION 2.04. Past Due Rent and Additional Rent

         If Tenant shall fail to pay, when the same is due and payable. any rent or any additional rent, or amount or charges, of the character described in
Section 2.03 hereof, such unpaid amounts shall bear interest from the fifth
(5th) day after the due date thereof to the day of payment, at the rate of fifteen percent (15%) per annum, or at Lessor's option, Tenant shall be assessed a One Hundred Dollar ($100.00) penalty due and payable within seven (7) days after invoice from Lessor.



                                      (4)
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                                   ARTICLE III
                     CONSTRUCTION, ALTERATION AND RELOCATION
                    OF IMPROVEMENTS AND ADDITIONS THERETO AND
                         NEW AND ADDITIONAL CONSTRUCTION

SECTION 3.01. Changes and Additions to Buildings and Additional Construction

         Lessor hereby reserves the right at any time to make alterations or additions to and to build additional stories on the building in which the leased premises are contained and to build adjoining same. Lessor also reserves the right to construct additional and other separate buildings or improvements in the Center from time to time and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining same and to construct double-deck or elevated parking facilities, and/or to diminish the parking area by the construction of other and additional buildings or improvements. Lessor agrees that any such alterations, additions and construction shall not cause any additional expenses to Tenant and that the parking lot shall not be diminished by more than ten percent (10%).

SECTION 3.02. Construction of Leased Premises

         Lessor shall construct the leased premises substantially in accordance with the standards set forth on Exhibit B attached hereto ("Lessor's Work"). Tenant shall commence and complete Tenant's Work, substantially in accordance with the standards set forth on Exhibit C attached hereto, and in accordance with the following provisions:

         (a) Within ten (10) days after Lessor provides Tenant with outline plans for the leased premises prepared by Lessor's architect, Tenant shall furnish Lessor, for Lessor's prior written approval, Tenant's preliminary plans and specifications incorporating Tenant's Work as described on Exhibit C attached hereto.

         (b) Within seven (7) days after approval of Tenant's preliminary plans and specifications by Lessor, Tenant shall submit complete working plans and specifications for Lessor's review and written approval.

         (c) Lessor shall approve or disapprove Tenant's preliminary plans and specifications and Tenant's working plans and specifications within seven (7) days after receipt of such plans and specifications.

         (d) Tenant shall commence and complete Tenant's Work promptly upon completion of Landlord's Work strictly in accordance with the approved working plans and specifications through a contractor or contractors acceptable to Lessor, who shall have supplied completion and material payment bonds in form acceptable to lessor (unless this requirements is specifically waived in writing by Lessor as to a particular contractor or contractors), at the sole cost and expense of Tenant. Tenant may, with the written consent of Lessor, commence Tenant's Work prior to completion of Lessor's Work, so long as Tenant's Work does not interfere with the completion of Lessor's Work and is scheduled under the direction of Lessor or Lessor's construction manager.


                                      (5)
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         (e) Lessor or its representatives shall be allowed to inspect Tenant's
Work in process, and in the event it fails to conform to the approved plans and specifications, Lessor shall have the right to stop Tenant's Work and to require strict compliance with the terms of this Lease.

         (f) Tenant shall obtain all necessary approvals and permits required for completion of Tenant's Work and shall comply fully with all applicable laws, ordinances, codes and other governmental requirements and regulations pertaining thereto and with the requirements of fire underwriters.

                                   ARTICLE IV
                          CONDUCT OF BUSINESS BY TENANT

SECTION 4.01. Use of Leased Premises

         Tenant shall use the leased premises solely and exclusively for the purpose of conducting the business of a general and security monitoring services, and other related services and products, so long as they do not interfere with the business conducted by other tenants in the Center, and no other purpose, subject to the terms, covenants and conditions of Sections 25.01 and 25.02 herein. Tenant shall occupy the leased premises as of the commencement date of this Lease, and shall conduct continuously in the leased premises the business above stated. Tenant shall not use or permit, or suffer the use of, the leased premises for any other business or purpose. Tenant shall keep the display windows and signs. if any, in the leased premises well lighted during the hours from sundown to 11:00 o'clock P.M., unless prevented by causes beyond the control of Tenant.

SECTION 4.02. Storage and Office Space

         Tenant may warehouse, store and/or stock in the leased premises only such goods, wares and merchandise as Tenant intends to offer for sale or lease at retail at, in, from or upon the leased premises. This shall not preclude occasional emergency transfer of merchandise to the other stores of Tenant, if any, not located in the Center. Tenant may use for office, clerical or other non-selling purposes only such space in the leased premises as is from time to time reasonably required for Tenant's business in the leased premises. No auction, fire or bankruptcy sales may be conducted in the leased premises without the previous written consent of Lessor.

                                    ARTICLE V
                            OPERATION OF CONCESSIONS

SECTION 5.01. Consent of Lessor

         Tenant shall not permit any business to be operated in or from the leased premises by any concessionaire or licensee without the prior written consent of Lessor.




                                      (6)

                                   ARTICLE VI
                                SECURITY DEPOSIT

SECTION 6.01. Amount of Deposit

         Tenant, contemporaneously with the execution of this Lease, shall deposit with Lessor the sum of Seven Thousand Eight Hundred Thirty Four and No/100 Dollars ($7,834.00) which shall be held by Lessor without liability for interest, as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease by said Tenant to be kept and performed during the term hereof. If at any time during the term of this Lease any of the rent herein reserved shall be overdue and unpaid, or any other sum payable by Tenant to Lessor hereunder shall be overdue and unpaid, then Lessor may, at the option of Lessor (but Lessor shall not be required to), appropriate and apply any portion of said deposit to the payment of any such overdue rent or other sum. It is expressly covenanted and agreed that the sum deposited above is not an advance of payment of or on account of rent herein received, or any part or installment thereto or the measure of the Lessor's damages.

SECTION 6.02. Use and Return of Deposit

         In the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, then the Lessor, at its option may appropriate and apply said entire deposit, or so much thereof as may be necessary, to compensate the Lessor for loss or damage sustained or suffered by Lessor due to such breach on the part of Tenant. Should the entire deposit, or any portion thereof, be appropriated and applied by Lessor for the payment of overdue rent or other sums due and payable to Lessor by Tenant hereunder, then Tenant shall, upon written demand of Lessor, forthwith remit to Lessor sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Should Tenant comply with all of said terms, covenants and conditions and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant to Lessor hereunder, the said deposit shall be returned in full to Tenant at the end of the term of this Lease or upon the earlier termination of this Lease, or within sixty (60) days after the end of the term of this Lease; provided, however, that Lessor, in Lessor's reasonable discretion shall hold a portion of the deposit in reserve, until such time as Tenant's share of the additional rent for the last Lease Year has been determined by Lessor. In the event that Tenant's share of the additional rent exceeds the reserve, then Tenant shall promptly remit to Lessor the difference within ten
(10) days after Lessor generates an invoice therefor.

SECTION 6.03. Transfer of Deposit

         Lessor may deliver the funds deposited hereunder by Tenant to the purchaser of Lessor's interest in the leased premises, in the event that such interest be sold, and thereupon Lessor shall be discharged from any further liability with respect to such deposit.



                                      (7)

                                   ARTICLE VII
                   PARKING AND COMMON USE AREAS AND FACILITIES

SECTION 7.01. Control of Common Areas by Lessor

         All automobile, parking areas, driveways, entrances and exits thereto, and other facilities furnished by Lessor in or near the Center, including employee parking areas, truck way or ways, loading docks, package pick-lip stations, pedestrian sidewalks and ramps, landscaped areas, exterior stairways, and other areas and improvements provided by Lessor for the general use in common, of tenants, their officers, agents, employees and customers. shall at all times be subject to the exclusive control and management of Lessor, and Lessor shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article. Lessor shall have the right to construct. maintain and operate lighting facilities on all said areas and improvements; to police same; from time to time to change the area, level location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to close all or any portion of said areas or facilities to such extent as may, in the opinion of Lessor's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the parking areas or facilities; to discourage non-customer parking; and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgment. the Lessor shall determine to be advisable. Lessor will operate and maintain the common facilities referred to above in such manner as Lessor, in its reasonable discretion, shall determine from time to time. Without limiting the scope of such discretion, Lessor shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the common facilities and areas.

SECTION 7.02. License

         All common areas and facilities which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas be diminished, Lessor shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas and facilities be deemed constructive or actual eviction.

                                  ARTICLE VIII
                       COST OF MAINTENANCE OF COMMON AREAS

SECTION 8.01. Tenant to Bear Pro Rata. Share of Expense

         (a) In each Lease Year, Tenant shall pay to Lessor, in addition to the rentals specified in Article II hereof, as further additional rent, a portion of the Center's operating costs, as hereinafter defined in Section 8.01(b) below. Tenant's pro-rata share of the Center's operating costs shall be based on the same basis as in Section 2.02(c).



                                      (8)

         Tenant's initial estimate of the Center's operating costs shall be Fifty Cents ($0.50) per square foot during the first Lease year. totaling $2,350.00, and paid in monthly installments of $196.00. Each Lease Year thereafter Tenant's initial estimate shall be determined by Lessor, which estimate shall be reasonably based on anticipated expenses. Should Tenant's pro rata share of the Center's operating costs for any Lease Year exceed the then current contribution by Tenant for such Lease Year, then Tenant shall be responsible to pay Lessor such excess costs within thirty (30) days from receipt of an itemized statement of such costs. In the event Tenant's contribution for any Lease Year exceeds the Tenant's pro rata share of such costs, then such excess contribution shall be retained by lessor as a credit against the next due payments from Tenant.

         In the event the term of this Lease commences on a day other than a January 1 or ends on a day other than December 31, Tenant shall pay a pro rata portion of such costs for the partial year and yearly thereafter. Commencing with the first payment of minimum rent and each month thereafter, Tenant shall pay the above monthly installments, representing one-twelfth (1/12th) of Tenant's estimated share of the Center's operating costs. Lessor, in its sole discretion, reserves the right to increase or decrease the amounts of Tenant's monthly installments, at any time during the term of this Lease.

         (b) the purpose of this Section 8.01 the "Center's operating costs" means the total cost and expense incurred in operating and maintaining the Center and the common facilities, hereinafter defined, specifically including, but not by way of limitation, landscaping; sealing, striping. Asphalt repairing and blacktop repairs; electrical repairs; management fees; maintenance of all signs; the cost of fire and extended coverage, business interruption, public liability and property damage insurance; water; all costs of utilities; repairs; line painting lighting; sanitary control; removal of snow, trash, rubbish, garbage and other refuse from the common facilities only; repair, maintenance and replacement of the roof(s) of the buildings; cleaning, furnishing of supplies, tools and other janitorial services; personnel costs and contract for labor and services; and painting of the exterior walls of the Center and interior common walls of the Center. It is understood that Lessor shall remove trash, rubbish, garbage and other refuse from the common facilities only, and such service shall be provided at Lessor's sole discretion. It is further understood and agreed that Lessor shall not be responsible for any janitorial services and garbage pick-up relating to Tenant's operation of the leased premises, which Tenant agrees to be solely responsible for. Tenant further agrees not to deposit any of Tenant's trash, rubbish, garbage or other refuse in the garbage and refuse containers within the common facilities of the Center. "Common facilities" means all areas, space equipment and special services provided by Lessor for the common or joint use and benefit of the occupants of the Center, their employees, agents, servants, customers and other



                                      (9)
invitees, including without limitation, parking areas, access roads, driveway, retaining walls, landscaped areas, truck serviceways, loading docks, pedestrian walks, courts, stairs and ramps and sidewalks.

                                   ARTICLE IX
                         SIGNS, FIXTURES AND ALTERATIONS

SECTION 9.01. Installation by Tenant

         All fixtures installed by Tenant shall be new. Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any trade fixture, exterior signs, floor covering, interior or exterior lighting, plumbing fixtures, shades or awnings or make any changes to the store front without first obtaining Lessor's written approval and consent, and all of the foregoing shall be new. Tenant shall present to the Lessor plans and specifications for such work at the time the approval is sought. Before the opening of Tenant's business and prior to the commencement of any improvements to the leased premises pursuant to Section 3.02, Tenant shall provide Lessor with plans and specifications of such improvements for Lessor's prior written consent.

SECTION 9.02. Removal and Restoration by Tenant

         All alterations. decorations, additions and improvements made by the Tenant, or made by the Lessor on the Tenant's behalf by agreement under this Lease, shall remain the property of the Tenant for the term of the Lease, or any extension or renewal thereof. Such alterations, decorations, additions and improvements shall not be removed from the leased premises prior to the end of the term hereof without prior written consent in writing from the Lessor. Upon expiration of this Lease, or any extension or renewal thereof, the Tenant shall remove all such alterations, decorations, additions and improvements, and restore the leased premises as provided in Section 10.03 hereof. If the Tenant fails to remove such alterations, decorations, additions and improvements and restore the leased premises, then upon the expiration of this Lease, or any extension or renewal thereof, and upon the Tenant's removal from the leased premises, all such alterations, decorations, additions and improvements shall become the property of the Lessor.

SECTION 9.03. Tenant Shall Discharge All Liens

         Tenant shall promptly pay all contractors and material men, so as to minimize the possibility of a lien attaching to the leased premises or the Center, and should any such lien be made, recorded or filed, Tenant shall bond against or discharge the same within ten (10) days after written notice. Tenant also agrees to supply Lessor with partial and/or final waivers of lien, by any contractors and/or material men hired or engaged by Tenant. Every contract for repairs, additions, alterations, remodeling, premises and the Center and no contract or agreement, oral or written, shall be made by Tenant for repairs or improvements upon the leased premises, unless it shall contain such express waiver or release of lien upon the part



                                      (10)
of the party contracting, and a signed copy of every such contract and of the plans and specifications for such repairs or improvements shall be promptly delivered to and may be retained by Lessor.

SECTION 9.04. Workmanlike Manner and Governmental Regulations

         Any and all repairs, additions, alterations, remodeling, interior construction. or any other improvements and work on the leased premises, or any part thereof, made by Tenant or caused to be made by Tenant shall be done in a good and workmanlike manner, and shall further conform to all federal, interior construction, or any other improvements on the leased premises or any part thereof, shall contain an express, full and complete waiver and release of any and all liens, or claims or rights of lien, against the leased state, county and municipal regulations, laws and ordinances, including any and all federal, state, county and municipal building codes and regulations, and further, Tenant shall obtain any and all necessary federal, state, county and municipal permits, to the extent they are required, prior to the commencement of any such repairs, additions, alterations, remodeling, interior construction, or any other improvements and work, and Tenant shall supply Lessor with copies of said permits, prior to the commencement of any work.

SECTION 9.05. Signs

         Tenant shall not place or suffer to be placed or maintained on any exterior door, wall or window of the leased premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the leased premises without first obtaining Lessor's written approval and consent. Tenant agrees to maintain such sign, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times. Signage shall be of individual lettering, and shall be located within the space designated by Lessor.

                                    ARTICLE X
                         MAINTENANCE OF LEASED PREMISES

SECTION 10.01. Maintenance by Tenant

         (a) Tenant shall at all times, at Tenant's sole cost and expense, keep the leased premises (including not by way of limitation. maintenance of exterior entrances, all glass and show window moldings) and all partitions, doors, fixtures, equipment and appurtenances thereof (including not by way of limitation, lighting, heating and plumbing fixtures, and equipment), heating systems, and all air conditioning systems in good order, condition and repair (including not, by way of limitation reasonably periodic painting as determined by Lessor), damage by unavoidable casualty excepted, except for



                                      (11)
structural portions of the premises (other than the roof (s)) which shall be maintained by Lessor, but if Lessor is required to make repairs to structural portions by reason of Tenant's negligent acts or omission to act, Lessor may add the cost of such repairs to the rent which shall thereafter become due and paid with the next installment of fixed minimum rent. Any replacement of equipment shall be by Tenant at Tenant's sole cost and expense and shall be a replacement of similar quality and kind. Said replacement shall become the property of Lessor upon termination or expiration of this Lease. Tenant shall have the right to maintain within the leased premises a backup generator for auxiliary power and may operate same up to three (3) times per week, but for short periods of time. Tenant shall maintain said backup generator in good order and repair.

         (b) Tenant shall not make nor permit any noise or odor that is objectionable to the other tenants or occupants of the Center to emanate from the leased premises, shall not create or maintain a nuisance thereof, shall not disturb, solicit or canvas any occupant of the Center and shall not do any act tending to injure the appearance or reputation of the Center.

         (c) Tenant from October 1st to May 1st of every year shall heat the leased premises, and at all times shall maintain a temperature within the leased premises of not less than 60 Degrees Fahrenheit.

         (d) Tenant shall at all times provide Lessor with duplicates of all keys that are used within the leased premises.

         (e) At no time shall Tenant cause any alteration, construction or work that may affect the roof of the leased premises or of the Center, without first obtaining Lessor's written approval and consent, and Tenant shall only use contractors that are approved by Lessor, prior to any work.

SECTION 10.02. Maintenance by Lessor

         If Tenant refuses or neglects to repair and pay for the repair of any property or equipment as required hereunder and to the reasonable satisfaction of Lessor within ten (10) days after written demand, Lessor may make such repair without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or their property or to Tenant's business by reason thereof, and upon complete on thereof, Tenant shall pay Lessor's costs for making such repair plus fifteen percent (15%) for overhead or One Hundred Dollars ($100.00), whichever is greater, upon presentation of a bill therefor, as additional rent.

SECTION 10.03. Surrender of Leased Premises

         At the expiration of the tenancy hereby created, Tenant shall surrender the leased premises in the same condition as the leased premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and damage by unavoidable casualty excepted, and shall surrender all keys for the leased premises to Lessor at the place then fixed for the payment of rents and shall inform Lessor of all combinations on locks, safes and vaults, if any, in the leased premises. Tenant shall remove all its trade fixtures, and any alterations or improvements as provided in Section



                                      (12)

9.02 hereof, before surrendering the leased premises as aforesaid and shall repair any damage to the leased premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

SECTION 10.04. Rules and Regulations

         The rules and regulations, if any, appended to this Lease are hereby made a part of this Lease, and Tenant agrees to comply with and observe the same. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the manner as if the same were contained herein as covenants. Lessor reserves the right, from time to time, to amend or supplement said rules and regulations, and to adopt and promulgate additional rules and regulations applicable to the leased premises and the Center. Notice of such additional rules and regulations, and amendments and supplements, if any, shall be given to Tenant, and Tenant agrees thereupon to comply with and observe all such rules and regulations, and amendments thereof and supplements thereof, provided the same shall apply uniformly to all tenants of the Center. It is understood by Lessor that the nature of Tenant's business requires access to the leased premises 24 hours per day.

SECTION 10.05. Lessor's Right to Enter for Repairs and Alterations

         Lessor may enter the leased premises at reasonable times and upon prior written notice to Tenant for the purpose of making repairs and alterations, or as Lessor may deem necessary for electrical, plumbing and structural work for the leased premises or the Center or for the safety, preservation or improvement of the leased premises or the Center. In cases of emergency Lessor shall have the right to enter the leased premises without notice.

                                   ARTICLE XI
                             INSURANCE AND INDEMNITY

SECTION 11.01. Liability Insurance

         Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the leased premises, and the business operated by Tenant and any subtenants of Tenant in the leased premises, in which the limits of public liability shall not be less than $500,000.00 per person and $1,000,000.00 per accident and in which the property damage liability shall not be less than $300,000.00. The policy shall name Lessor, any person, firm or corporations designated by Lessor, and Tenant as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Lessor ten (10), days prior written notice. The insurance shall be placed with an insurance company approved by Lessor and a copy of the policy or a certificate of insurance shall be delivered to Lessor within thirty (30) days from the date of this Lease. If proof of the above mentioned coverages is not provided within thirty (30) days from the date of this Lease, Lessor shall have the right, but not the obligation, to secure such coverages and bill the Tenant for the premium as additional rent.



                                      (13)

SECTION 11.02. Increase in Fire Insurance Premium

         Tenant agrees that it will not keep, use, tell or offer for sale in or upon the leased premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged during the term of this Lease on the amount of such insurance which may be carried by Lessor on the leased premises or the building of which they are a part, resulting from the type of merchandise sold, or the type of business activity conducted by Tenant in the leased premises, whether or not Lessor has consented to the same. In determining whether increased premiums are the result of Tenant's use of the leased premises, a schedule, issued by the organization setting the insurance rate on the leased premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire and extended coverage insurance rate on the leased premises.

         In the event Tenant's occupancy causes an increase of premium for the fire, boiler and/or casualty rates on the leased premises, or any part thereof, above the rate for the least hazardous type of occupancy legally permitted in the leased premises, the Tenant shall pay the additional premium on the fire, boiler and/or casualty insurance policies by reason thereof. The Tenant also shall pay in such event, any additional premium on the rent insurance policy that may be carried by the Lessor for its protection against loss through fire. Bills for such additional premiums shall be rendered by Lessor to Tenant at such times as Lessor may elect and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

SECTION 11.03. Indemnification of Lessor

         Tenant hereby indemnifies Lessor and Lessor's beneficiaries and saves them harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the leased premises, or the occupancy or use by Tenant of the leased premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees or concessionaires. In case Lessor and/or its beneficiaries shall, without fault on their part, be made parties to any litigation commenced by or against Tenant, then Tenant shall protect and hold Lessor and Lessor's beneficiaries harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Lessor and Lessor's beneficiaries in connection with such litigation. Tenant shall also pay all costs, expenses and attorney's fees that may be incurred or paid by Lessor and Lessor's beneficiaries in enforcing the covenants and agreements in this Lease.



                                      (14)

SECTION 11.04. Plate Glass

         At all times during the term of this Lease. Tenant, at Tenant's cost and expense, shall be responsible for the replacement of all plate in the event same cracks or brakes. Tenant shall replace any such cracked or broken plate glass within five (5) days after such an occurrence.

SECTION 11.05. Waiver of Subrogation

         Lessor and Tenant hereby release each other, their respective agents, servants or employees or anyone claiming by, through or under then from any and all liability whatsoever caused by or resulting from fire or other casualty for which insurance (permitting waiver of liability and containing a waiver of subrogation) is carried by the injured party at the time of such injury, regardless of the cause of such loss or injury, even if it results from some act or negligence of a party hereto, its agents, servants or employees; provided, however, that this provision shall be inapplicable if it shall have the effect of invalidating the insurance coverage of a party hereto. Nothing contained herein shall relieve Lessor or Tenant of their other obligations described elsewhere in this Lease.

SECTION 11.06. Environmental Restrictions

         During the entire term hereof Tenant agrees not to use or permit the use of the leased premises for any activities involving, directly or indirectly, the use, generation, treatment, storage or disposal of any hazardous or toxic chemical, material, substance or waste, and Tenant shall indemnify and hold Lessor and Lessor's mortgagees (lenders) harmless from any and all costs, expenses, losses, actions, suits, claims, judgments, and any other liability whatsoever in connection with a breach by Tenant of any federal, state or local environmental protection laws and/or regulations. It is understood by Lessor that Tenant shall have the right to store within the leased premises minimal amounts of diesel fuel for purposes of operating the backup generator. Tenant shall take all necessary measures to store said diesel fuel in a safe manner.

                                   ARTICLE XII
                                    UTILITIES

SECTION 12.01. Utility Charges

         Tenant shall be solely responsible for and promptly pay all charges for heat, gas, electricity, water or any other utility used or consumed in the leased premises. Should Lessor elect to supply the water, gas, heat, electricity or any other utility used or consumed in the leased premises, Tenant agrees to purchase and pay for the same as additional rent at the applicable rate filed by the Lessor with the proper regulatory authority. In no event shall Lessor be liable for an interruption or failure in the supply of any such utilities to the leased premises.


                                      (15)

                                  ARTICLE XIII
                 OFFSET STATEMENT, ATTORNMENT AND SUBORDINATION

SECTION 13.01. Offset Statement

         Within seven (7) days after request therefor by Lessor, or in the event that upon any sale, assignment or hypothecation of the leased premises, the Center and/or the land thereunder by Lessor, an offset statement shall be required from Tenant, Tenant agrees to deliver, in recordable form, a certificate to any proposed purchaser or mortgagee, or to Lessor, certifying (if such be the case) that this Lease is in full force and effect, and that there are no defenses or offsets thereto.

SECTION 13.02. Attornment

         Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under any mortgage made by Lessor covering the leased premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease. In the event that Tenant is requested to provide an attornment letter, such attornment letter shall provide that the tenancy, created herein shall be recognized so long as Tenant is not in default under this Lease.

SECTION 13.03. Subordination

         Within seven (7) days after request of the Lessor, Tenant shall subordinate its rights hereunder to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land, Center and/or the building of which the leased premises are a part, or against any building(s) hereafter placed upon the land of which the leased premises are a part, and to all advances made or hereafter to be made upon the security thereof.

SECTION 13.04. Attorney in Fact

         The Tenant, within seven (7) days after request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of Sections 13.02 and 13.03 above, as shall be requested by Lessor.

SECTION 13.05. Financial Statements

         The Tenant, within seven (7) days after request from Lessor, shall provide Lessor with a current copy (no older than three months) of Tenant's financial statements, with said statements being certified by Tenant as being true and correct.

                                      (16)

                                   ARTICLE XIV
                            ASSIGNMENT AND SUBLETTING

SECTION 14.01. Consent Required

         Tenant shall not assign this Lease, in whole or in part, nor sublet all or any part of the leased premises, without the prior written consent of the Lessor in each instance. The consent by Lessor to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease be assigned, or if the leased premises or any part thereof be underlet or occupied by anybody other than Tenant, Lessor may collect rent from such assignee, under-tenant or occupant, and apply the net amount collected to the rents herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant. or the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein to be performed. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease. In the event this Lease is assigned or sublet by Tenant, in whole or in part, without the prior written consent of Lessor, Lessor may terminate this Lease upon thirty
(30) days notice of such termination, without incurring any liability on account thereof, and the term hereby granted is expressly limited accordingly.

SECTION 14.02. Corporate Ownership

         If at any time during the term of this Lease any part or all of the corporate shares of Tenant shall be transferred by sale, assignment, operation of law or other disposition, so as to result in a change in the present effective voting control of Tenant by the person or persons owning a majority of said corporate shares as of the date of this Lease, then Lessor may terminate this Lease at any time after such change in control by giving Tenant thirty (30) days prior written notice of such termination, without incurring any liability on account thereof, and the term hereby granted is expressly limited accordingly.

                                   ARTICLE XV
                       WASTE AND GOVERNMENTAL REGULATIONS

SECTION 15.01. Waste or Nuisance

         Tenant shall not commit or suffer to be committed any waste upon the leased premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant or occupant in the building in which the leased premises may be located, or in the Center, or which may disturb the quiet enjoyment of any person within the Center.



                                      (17)

SECTION 15.02. Governmental Regulations

         Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of all federal, state, county, municipal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the said leased premises, and shall faithfully observe in the use of the leased premises all federal and state statutes, and county and municipal ordinances now in force or which may hereafter be in force.

                                   ARTICLE XVI
                                   ADVERTISING

SECTION 16.01. Change of Name

         Tenant agrees not to change the advertised name of the business operated in the leased premises without the prior written consent of Lessor.

SECTION 16.02. Solicitation of Business

         Tenant and Tenant's employees and agents shall not solicit business in the parking lot or other common areas or facilities, nor shall Tenant distribute any handbills or other advertising matter in or on automobiles parked in the parking area or in other common areas or facilities.

                                  ARTICLE XVII
                         DESTRUCTION OF LEASED PREMISES

SECTION 17.01. Total or Partial Destruction

         If the leased premises shall be damaged by fire, the elements, unavoidable accident or other casualty, but are not thereby rendered untenantable in whole or in part, Lessor shall at its own expense cause such damage to be repaired, and the rent shall not be abated. If by reason of such occurrence the leased premises shall be rendered untenantable only in part, Lessor shall at its own expense cause the damage to be repaired, and the fixed minimum rent meanwhile shall be abated proportionately as to the portion of the leased premises rendered untenantable. If the leased premises shall be rendered wholly untenantable by reason of such occurrence, the Lessor shall at its own expense cause such damage to be repaired, and the fixed minimum rent meanwhile shall abate until the leased premises have been restored and rendered tenantable, or Lessor may a its election terminate this Lease and the tenancy hereby created by giving to Tenant within fifteen (15) days following the date of said occurrence, written notice of Lessor's election so to do and in the event of such termination, the rent shall be adjusted as of the date of the occurrence. In the event that the restoration work shall exceed sixty (60) days, then either party shall have the right to terminate this Lease at any time after the expiration of the sixty (60) day period, but prior to the time that the leased premises are restored.



                                      (18)

SECTION 17.02. Partial Destruction of Center

         In the event that fifty percent (50%) or more of the leaseable area of the Center shall be damaged or destroyed by fire or other cause, notwithstanding that the leased premises may be unaffected by such fire or other cause, Lessor may terminate this Lease and the tenancy hereby created by giving to Tenant fifteen (15) days prior written notice of Lessor's election so to do, which notice shall be given, if at all, within the fifteen (15) days following the date of said occurrence. Rent shall be adjusted as of the date of such termination. In the event that the restoration work shall exceed sixty (60) days, then either party shall have the right to terminate this Lease at any time after the expiration of the sixty (60) day period, but prior to the time that the leased premises are restored.

                                  ARTICLE XVIII
                                 EMINENT DOMAIN

SECTION 18.01. Total Condemnation of Leased Premises

         If the whole of the leased premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding and all rentals shall be paid up to that date and Tenant shall have no claim against Lessor nor the condemning authority for the value of any portion of the unexpired term of this Lease.

SECTION 18.02. Partial Condemnation

         If any part of the leased premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall render the leased premises unsuitable for the business of the Tenant, then. the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding. Tenant shall have no claim against the Lessor nor the condemning authority for the value of the unexpired term of this Lease and rent shall be adjusted to the date of such termination. In the event of a partial taking or condemnation which is not extensive enough to render the leased premises unsuitable for the business of Tenant, then Lessor shall promptly restore the lease premises to a condition comparable to its condition at the time of such condemnation, less the portion lost in the taking, and this Lease shall continue in full force and effect without any reduction or statement of rent.

SECTION 18.03. Lessor's Damages

         In the event of any condemnation or taking as aforesaid, whether whole or partial, the, Tenant shall not be entitled to any part of the award paid for such condemnation and Lessor is to receive the full amount of such award, the Tenant hereby expressly waiving all rights or claims to any part thereof.



                                      (19)

SECTION 18.04. Tenant's Damages

         Tenant shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and, for, or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment, and for its loss of its leasehold interest under this Lease.

SECTION 18.05. Condemnation of Less Than a Fee

         In the event of a condemnation of a leasehold interest in all or a portion of the leased premises, without the condemnation of the fee simple title also. this Lease shall not terminate and such condemnation shall no excuse Tenant from full performance of all its covenants hereunder, but Tenant in such event shall be entitled to present or pursue the condemning authority its claim for and to receive all compensation or damages sustained by it by reason of such condemnation; it being understood, however, that during such times as Tenant shall be out of possession of the leased premises by reason of such condemnation, this Lease shall not be subject to forfeiture for failure to observe and perform those covenants not calling for the payment of money. In the event the condemning authority shall fail to keep the leased premises in the state of repair required hereunder, or to perform any other covenant not calling for the payment of money, Tenant shall have ninety (90) days after the restoration of possession to it within which to carry out its obligations under such covenant or covenants. During such time as Tenant shall be out of possession of the leased premises by reason of such leasehold condemnation, Tenant shall pay to Lessor, all the minimum and additional rents provided for hereunder, in addition to any other payments required of Tenant hereunder, for the period from the commencement of the term until the condemning authority shall take possession. At any time after such condemnation proceedings are commenced, Lessor shall have the right, at its option, to require Tenant to assign to Lessor all compensation and damages payable by the condemnor to Tenant, to be held without liability for interest thereon, as security for the full and faithful performance of Tenant's covenants hereunder; such compensation and damages received pursuant to said assignment to be applied first to the payment of rents aid all other sums from time to time payable by Tenant pursuant to the terms this Lease, as such sums fall due, and the remainder, if any, to be payable to Tenant at the end of the term hereof or upon restoration of possession to Tenant.

                                   ARTICLE XIX
                              DEFAULT OF THE TENANT

SECTION 19.01. Right to Re-Enter

         In the event of any failure of Tenant to pay any rental due hereunder within five (5) days after the same shall be due or any failure to perform



                                      (20)
any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than twenty (20) days (if the breach is of the nature that may require a period of tine in excess of twenty (20) days, then Tenant shall be allowed such additional time as shall be reasonably acceptable to Lessor for Tenant to cure such breach; provided, however, that Tenant shall diligently commence curing any such breach after notification from Lessor) after written notice of such default shall have been given to Tenant, or if Tenant or an agent of Tenant had falsified or shall falsify any report or statement required to be furnished to Lessor pursuant to the terms of this Lease. or if Tenant or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or take or have taken any action against Tenant or any guarantor of this Lease in any court pursuant to any statute, either of the United States or of any State, a petition in bankruptcy or insolvency, or for the reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property, or if Tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Tenant shall abandon said leased premises, or suffer this Lease to be taken under any writ or execution, then the Lessor, besides all other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the leased premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

SECTION 19.02. Right to Relet

         Should Lessor elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may or it may from time to time without terminating this lease, make such alterations and repairs as may be necessary in order to relet the premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Lessor from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Lessor, second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs, third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during the month be less than that to be paid during that month by Tenant hereunder. Tenant shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Lessor shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at the time thereafter elect to terminate this lease for such previous breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by



                                      (21)
reason of such breach, including, the cost of recovering the leased premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the leased premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Lessor.

SECTION 19.03. Legal Expenses

         In case suit shall be brought for recovery of possession of the leased premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of a party herein to be kept or performed, and a breach shall be established, the losing party shall pay to the prevailing party all expenses incurred therefor, including not by way of limitation a reasonable attorney's fee, and a reasonable accountant's fee.

SECTION 19.04. Waiver of Jury Trial and Counterclaim

         The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Tenant, Tenant's use or occupancy of the leased premises, and/or any claim of injury or damage.

SECTION 19.05. Waiver of Rights of Redemption

         Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the leased premises, by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise.

                                   ARTICLE XX
                                 ACCESS BY OWNER
SECTION 20.1. Right of Entry

         Lessor or Lessor's beneficiaries or their agents shall have the right to enter the leased premises, at reasonable hours and upon forty eight (48) hours prior notice, unless in an emergency where no notice shall be given to examine the same, and to make such repairs, alterations, improvements or additions as Lessor and beneficiaries may deem necessary or desirable, and Lessors and beneficiaries shall be allowed to take all material into and upon said premises, that may be required therefor. During the six months prior to the expiration of the term of this Lease or any renewal term, Lessor or Lessor's beneficiaries may exhibit the premises to prospective tenants or purchasers, and place upon the premises the usual notices "To Let" or "For Sale" which notices Tenant shall permit to remain thereon without


                                      (22)
molestation. If Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible, Lessor or Lessor's beneficiaries or their agents may enter the same by a master key, or may forcibly enter the same, without rendering Lessor or Lessor's beneficiaries or such agents liable therefor and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Lessor or Lessor's beneficiaries any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided. When possible, Lessor shall provide Tenant with notice of Lessor's intention to enter the leased premises in order that Tenant may be present.

SECTION 20.02. Excavation

         If an excavation shall be made upon land adjacent to the leased premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon. The leased premises for the purpose of doing such work as Lessor shall deem necessary to preserve the wall or the building of which the leased premises form a part from injury or damage and to support the same by proper foundations, without any claim for damages or indemnification against Lessor or diminution or abatement of rent; provided, however, that the terms, provisions and conditions contained in this Section 20.02 shall not limit Tenant's ability to pursue any other parties who may have caused Tenant to incur damages as a result of any such excavation.

                                   ARTICLE XXI
                                TENANT'S PROPERTY

SECTION 21.01. Taxes on Leasehold

         Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the leased premises by the Tenant.

SECTION 21.02. Loss and Damage

        Except for the negligence of Lessor or Lessor's beneficiary, Lessor and Lessor's beneficiaries shall not be responsible for any damage to property of Tenant or of others located on the leased premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Except for the negligence of Lessor or Lessor's beneficiary, Lessor and Lessor's beneficiaries shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the leased premises or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature. Lessor and Lessor's beneficiaries shall not be liable for any such damage caused by other tenants or persons in the leased



                                      (23)
premises, occupants of adjacent property, of the Center, or the public, or caused by operations in construction of any private, public or quasi-public work. Lessor and Lessor's beneficiaries shall not be liable for any latent defect in the leased premises or in the building of which they form a part. All property of Tenant kept or stored on the leased premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Lessor and Lessor's beneficiaries harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier, unless such damage shall be caused by the willful act or gross neglect of Lessor and Lessor's beneficiaries.

SECTION 21.03. Notice by Tenant

         Tenant shall give immediate notice to Lessor in case of fire or accidents in the leased premises or in the building of which the premises are a part of, or defects therein, or in any fixtures or equipment.

                                  ARTICLE XXII
                            HOLDING OVER, SUCCESSORS

SECTION 22.01. Holding Over

         Any holding over after the expiration of the term hereof, if with or without the consent of the Lessor, shall be construed to be a tenancy from month to month at double the rents herein specified (pro-rated on a monthly basis) and shall otherwise be on the terms and conditions herein specified so far as applicable. In the event of said holding over, Tenant agrees to save whole and hold harmless and indemnify Lessor for any damages and costs suffered because of said holding over.

SECTION 22.02. Successors

         All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties, and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall insure to the benefit of any assignee of .tenant unless the assignment to such assignee has been approved by Lessor in writing as provided in Section
14.01 hereof.

                                  ARTICLE XXIII
                                 QUIET ENJOYMENT

SECTION 23.01. Lessor's Covenant

         Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms, and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the leased premises for the term hereby demised



                                      (24)
without hindrance or interruption by Lessor or any other person or persons lawfully or equitably claiming by, through or under the Lessor, subject, nevertheless, to the terms and conditions of this lease.

                                   ARTICLE XIX
                                  MISCELLANEOUS

SECTION 24.01. Waiver

         The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any proceeding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Lessor's knowledge of such proceeding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Lessor, unless such waiver be in writing by Lessor.

SECTION 24.02. Accord and Satisfaction

         No payment by Tenant or receipt by Lessor of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on. any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in this lease provided.

SECTION 24.03. Entire Agreement

         This Lease and the Exhibits, and Rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between beneficiaries and Tenant concerning the leased premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Tenant unless reduced to writing and signed by them.

SECTION 24.04. No. Partnership

         Lessor does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant. The provisions of this Lease relating to the percentage rent, if any, payable hereunder are included solely for the purpose of providing a method whereby the rent is to be measured and ascertained.



                                      (25)

SECTION 24.05. Force Majeure

         In the event that Lessor hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder, by reason of strikes, acts of God, lock-outs, labor troubles, inability to procure materials. material shortage, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of alike nature, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section 24.05. shall not operate to excuse Tenant from prompt payment of rent, additional rent or any other payments required by the terms of this Lease.

SECTION 24.06. Notices

         Any notice, demand, request or other instrument which may be or are required to be given under this Lease shall be delivered in person or sent by United States certified mail postage prepaid and shall be addressed (a) if to Lessor at c/o Robert L. Kozonis, 2130 South Wolf Road, Des Plaines, Illinois 60018, or at such other address as Lessor may designate by written notice and
(b) if to Tenant, at the leased premises or at such other address as Tenant shall designate by written notice. The date of mailing shall constitute the date of service.

SECTION 24.07. Captions and Section Numbers

         The captions, section numbers, article numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease nor in any way affect this lease.

SECTION 24.08. Tenant Defined, Use of Pronoun

         The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as Tenant herein, be the same one or more, and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Lessor or Tenant shall be deemed a proper reference even though Lessor or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Lessor or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

SECTION 24.09. Broker's Commission

        Each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of



                                      (26)
this Lease, except as listed below, and each of the parties agrees to indemnify the other against, and hold it harmless from, all liabilities arising from any such claim (including, without limitation, the cost of counsel fees in connection therewith) except as follows:

                                      None


SECTION 24.10. Partial Invalidity

         If any term covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

SECTION 24.11. No Option

         The submission of this Lease for examination does not constitute a reservation of or option for the leased premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Lessor and Tenant.

SECTION 24.12. Recording

         Tenant shall not record this Lease without the written consent of Lessor, however, upon the request of either party hereto the other party shall join in the execution of a memorandum or so-called "short Form" of this Lease for the purposes of recordation. Said memorandum or short form of this Lease shall describe the parties, the leased premises and the term of this Lease and shall incorporate this Lease by reference.

SECTION 24.13. Relocation of Tenant

                     (THIS SPACE LEFT BLANK INTENTIONALLY)

SECTION 24.14. Lessor's Consent

         Wherever in this Lease Lessor's consent or permission is required, such consent or permission shall not be unreasonably withheld.

SECTION 24.15. Execution of Lease by Trustee

         It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, covenants, undertakings and agreements herein made on the



                                      (27)
part of Lessor while in form purporting (except as herein otherwise expressed) to be the representations, covenants, undertakings and agreements of Lessor are nevertheless each and every one of them, made and intended not as personal representations, covenants, undertakings and agreements by Lesser or for the purpose or with the intention of binding said Lessor personally but are made and intended for the purpose of binding only that portion of the trust property specifically leased hereunder, and this Lease is executed and delivered by said Lessor not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee; that no duty shall rest upon Lessor to sequester the trust estate or the rents, issues and profits arising therefrom, or the proceeds or personal responsibility is assumed by nor shall at any time be asserted or enforceable against the Lessor or any of the beneficiaries under said Trust Agreement, on account of this Lease or on account of any representation, covenant, undertaking or agreement of the said Lessor in this Lease contained, either expressed or implied all such personal liability, if any, being expressly waived and released by the Tenant herein and by all persons claiming by/through or under said Tenant.

                                   ARTICLE XXV
                        USE RESTRICTIONS AND PROHIBITIONS

SECTION 25.01. Usage and Restrictions

         Tenant shall use the leased premises solely for purpose of conducting the business of a general office and security monitoring services (which may include the leasing of equipment owned by Tenant for off-site use by third parties), and Tenant agrees to use the premises for no other purpose or use whatsoever. Tenant further agrees not to stock or sell any other types of products or goods at retail level, or to lease or rent any such products or goods.

SECTION 25.02. Express Prohibitions

         (a) During the term of this Lease and any extension hereof Tenant promises and agrees not to conduct any other business other than the usage provided for in Section 25.01.

         (b) Tenant acknowledges and has been informed by Lessor that a violation by Tenant of the prohibitions of Section 25.02 (a), shall cause Lessor to be in a material breach and violation in other leases with tenants of the Center, and Lessor shall suffer economic injury, and offset, and abatement to rents, and loss of rents, as a result of any violation by Tenant of such prohibitions. In the event Lessor discovers or is informed by any tenant of the Center that Tenant is violating the prohibitions contained in Section 25.02 (a), then Tenant shall immediately cease any conduct that in Lessor's opinion, constitutes a violation of the prohibitions contained in Section 25.02 (a), Tenant further does hereby agree, covenant, promise and warrant to fully and forever save, indemnify, hold harmless, and defend Lessor and Lessor's successors and assigns of and from all manner of claims,



                                      (28)
causes, causes of action, damages, costs, liabilities, and expanse (including all attorneys fees and court costs), offsets and abatements In rents, and any other loss of rents arising out of or in any manner connected with Tenant's violation of the prohibitions contained in Section 25.02(a).

                                  ARTICLE XXVI
                                OPTION TO EXTEND

SECTION 26.01. Option Term

         Provided that Tenant is not then in default under any of the terms and provisions of this Lease, including, but not limited to all payments of fixed minimum rent and all payments of additional rent, Tenant shall have the option to extend the terms and provisions of this Lease for an additional five (5) year term ("Option Term"). Said Option Term shall commence immediately following the last month of the Lease Term and shall continue for sixty (60) consecutive months thereafter. Tenant's option herein must be exercised in writing to Lessor no later than one hundred eighty (180) days prior to the expiration of the tenth
(10th) Lease Year of the Lease Term. The fixed minimum rent to be paid by Tenant to Lessor during the Option Term shall be determined pursuant to the terms and provisions set forth in Section 26.02 below.

SECTION 26.02. Option Term Fixed Minimum Rent

         Within twenty (20) days after Tenant notifies Lessor pursuant to
Section 26.01 above, each party hereto shall select an appraiser (who shall be a member of the American Institute of Real Estate Appraisers or other comparable professional appraisal society). The two (2) appraisers so selected shall proceed to promptly determine the fair market rent to be paid by Tenant for the leased premises during the Option Term. The two (2) appraisers shall deliver their written reports to both parties no later than forty five (45) days after Tenant's notice pursuant to Section 26.01. The determination of such fair market rent by the two (2) appraisers, selected as hereinabove provided, shall be final and binding upon both parties; and if the two (2) appraisers so selected are unable to agree upon such a fair market rent, said two (2) appraisers shall select a third appraiser (who shall also be a member of the American Institute of Real Estate Appraisers or other comparable professional appraisal society) whose determination as to such fair market rent shall be averaged with the appraisals of the other two (2) appraisers, and the average of the three (3) appraisals shall be conclusive evidence as to such fair market rent and shall be final and binding upon both parties. Each party shall pay the fee and expense of the appraiser, selected by such party, and, if a third appraiser is selected, the fee of the third appraiser shall be borne equally between the parties hereto. Fixed minimum rent during the Option Term shall be paid in monthly installments, in advance upon the first day of each month, without any prior demand therefor and without any deduction or set-off whatsoever. Notwithstanding any provision contained herein to the contrary, at no time shall the fixed minimum rent during the Option Term decrease or be less than the fixed minimum rent paid during the last Lease Year of the Lease Term.




                                      (29)

SECTION 26.03. Option Term Additional Rents

         During the Option Term, Tenant shall also be liable and pay for all additional rents for taxes pursuant to Article II and for the Center's operating costs pursuant to Article VIII of this Lease.

                                  ARTICLE XXVII
                           GARBAGE AND REFUSE REMOVAL

         In the interests of providing consistent and contemporaneous removal of garbage and refuse of the tenants of the Center, Lessor shall have the right, at all times during the Lease Term and Option Term, to cause Tenant to have its garbage and refuse removed by a party of Lessor's choice. Tenant shall pay such portion of the cost of trash and rubbish removal as Lessor shall reasonably attribute to Tenant.



         IN WITNESS WHEREOF, Lessor and Tenant have signed and sealed this lease as of the day and year first above written.

         SEE ATTACHED RIDER MADE A PART HEREOF CONTAINING TRUSTEES EXONERATION CLAUSE.

TENANT:                            LESSOR:   PARKWAY BANK AND TRUST COMPANY, not
                                             personally but as Trustee under the
                                             provisions of a Trust Agreement
                                             dated the 16th day of July, 1988
                                             and known as Trust Number 8934.


ALL SECURITY PRODUCTS & SERVICES, INC.

BY: /s/ SHIRLEY A. HOVEN               BY: /s/ ROSANNE DILLANS
  ----------------------------            --------------------------------------
ITS:  PRESIDENT                        ITS: ASST. VICE PRESIDENT & TRUST OFFICER
    --------------------------             -------------------------------------


The Trustee in executing this document SPECIFICALLY EXCLUDES Paragraph * of this document as though it did not exist thereon relative to the Trustees execution hereof and SPECIFICALLY EXCLUDES all references. to any environmental condition of the premises whether under the ILLINOIS ENVIRONMENTAL PROTECTION ACT or otherwise. The Beneficiary of this Trust, as management and control of the premises and as such, has the authority on its/their own behalf to execute as environmental representative but not as agent. for or on behalf of the Trustee.

PARKWAY BANK AND TRUST COMPANY, as Trustee.

*Page 15 Section 11.06
 Page 17 Section 15.01
 Page 18 Section 15.02



                                      (30)